UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 29, 2010

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 435-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	–	Regulation FD Disclosure.

On November 29, 2010, Nanometrics Incorporated (the “Company”) issued a press release announcing that its Board of Directors has authorized the repurchase of up to $10 million of the Company’s common stock from the public market or in private purchases. The repurchase program is effective immediately, may be suspended or discontinued at any time, and will be funded using the Company’s available cash. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated November 29, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2010	NANOMETRICS INCORPORATED

/S/ JAMES P. MONIZ
James P. Moniz Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated November 29, 2010.